(File No. 811-04605)


                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                    of 1934
                               (Amendment No. __)

Check the appropriate box:
   [ ]  Preliminary Information Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
   [X]  Definitive Information Statement


                           FIRST FINANCIAL FUND, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]    No fee required

   [ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

          1)   Title of each class of securities to which transaction applies:

               -----------------------------
          2)   Aggregate number of securities to which transaction applies:

               -----------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

               -----------------------------
          5)   Total fee paid:

               -----------------------------


   [ ]    Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               -----------------------------
          2)   Form, Schedule or Registration Statement No.:

               -----------------------------
          3)   Filing Party:

               -----------------------------
          4)   Date Filed:

               -----------------------------

                           FIRST FINANCIAL FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                               -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               -------------------


To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") of First Financial Fund, Inc. ("Fund") will be held on August 19, 2003 at 9:00 a.m., at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 for the following purposes:

     (1) To elect two Class I Directors and two Class II Directors;

     (2) To vote on a proposal to amend Article III, Section 3 of the Fund's By-laws; and

     (3) To consider and act upon any other business as may properly come before the Meeting or any adjournments thereof.

         Only holders of common stock of record at the close of business on June 11, 2003 are entitled to notice of and to vote at the Meeting.

     Enclosed is an Information Statement relating to this Meeting, which provides certain information regarding the Fund, but which does not request your vote. We understand that a stockholder of the Fund, the Ernest Horejsi Trust No. 1B, along with certain of its affiliated trusts (collectively, the "Horejsi Group"), will provide you with a proxy statement (the "Horejsi Group Proxy Statement") in order to solicit proxies for the election of its nominees as Directors and for certain other matters. A copy of the Horejsi Group Proxy Statement is expected to be mailed with this Information Statement.

     The Horejsi Group Proxy Statement will be accompanied by a proxy card and information on telephonic and Internet voting. As the Fund is not soliciting votes for this Meeting, the only way you may vote is to return a signed and dated proxy card provided to you by the Horejsi Group, to follow the instructions in the Group's materials regarding telephonic and Internet voting or to vote in-person at the Meeting. Please refer to the Horejsi Group Proxy Statement for further information regarding its proxy solicitation.

     The Fund has agreed with the Horejsi Group to a joint mailing of the Fund's Notice of Meeting and Information Statement and the Horejsi Group's Proxy Statement and Proxy Card. This agreement and the Horejsi Group's payment for the mailing do not constitute and should not be viewed as an endorsement by the Board of Directors of the Horejsi Group's nominees for election as Directors or for its other proposals.


                                            By order of the Board of Directors,



                                            /s/ ARTHUR J. BROWN

                                            ARTHUR J. BROWN
                                              SECRETARY
Dated: June 24, 2003

                           FIRST FINANCIAL FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077


                               -------------------
                              INFORMATION STATEMENT
                               -------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 19, 2003


                                  INTRODUCTION


     This  Information  Statement  is  furnished  to the  stockholders  of First
Financial Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") to be held on August 19, 2003 at 9:00 a.m. at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

     WE ARE NOT ASKING FOR A PROXY. YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The close of business on June 11, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, the Fund had 23,576,182 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting and Information Statement first will be mailed to stockholders on or about June 24, 2003. We understand that Fund stockholders will also receive a proxy statement and proxy card from a group of affiliated stockholders advised by Stewart R. Horejsi (the "Horejsi Group") asking for your vote for their four nominees for election as Director and for certain other matters. Please refer to the Horejsi Group Proxy Statement for further information about their nominees and proposal and procedures for voting by proxy.

     All expenses in connection with preparing and filing this Information Statement and its enclosures will be borne by the Fund. The Horejsi Group has agreed to pay the entire cost of a joint mailing of the Fund's Notice of Meeting and Information Statement and the Horejsi Group's Proxy Statement and proxy card.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the Fund's outstanding shares is required for a quorum. The affirmative vote of a majority of the shares outstanding at the Meeting is required to elect each Director if the Horejsi Group's anticipated proposal to amend the Fund's By-laws is not approved by stockholders. If the Fund's stockholders approve that proposal, however, then a plurality of the votes cast at the Meeting will be required to elect each Director. The proposal to amend the Fund's By-laws requires that affirmative vote of a majority of the votes cast at the Meeting. Please refer to the Horejsi Group Proxy Statement for more information on its nominees and its proposal to amend the Fund's By-laws.

     If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes to approve a proposed item are not received, persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy, whether or not a quorum is present. A stockholder vote may be taken on any item for consideration at the Meeting prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be considered as votes cast at the Meeting. Accordingly, abstentions and broker non-votes effectively will be a vote against an adjournment or the election of Directors (under the current voting standard for the election of Directors), but will have no effect on the election of Directors if stockholders approve the Horejsi Group's proposal to amend the Fund's By-laws to elect Directors by a plurality of votes cast at the Meeting or on the proposal to amend the Fund's By-laws.

     STOCKHOLDERS MAY OBTAIN A FREE COPY OF THE FUND'S MOST RECENT ANNUAL REPORT BY CALLING EQUISERVE TRUST COMPANY, N.A. TOLL-FREE AT (800) 451-6788 OR BY MAILING A WRITTEN REQUEST TO EQUISERVE TRUST COMPANY, N.A., PO BOX 43011, PROVIDENCE, RHODE ISLAND 02940-3011.


                           SHARE OWNERSHIP INFORMATION

     Except as set forth below, as of June 11, 2002, the Fund does not know of any other person who owns beneficially or of record 5% or more of the outstanding common stock of the Fund.

STOCKHOLDER                          NUMBER OF SHARES OWNED     PERCENTAGE OF SHARES
-----------                          ----------------------     --------------------
Ernest Horejsi Trust No. 1B+*              1,795,100++                 7.6%++
Lola Brown Trust No. 1B+*                  2,568,200++                10.9%++
Mildred B. Horejsi Trust+*                 1,922,400++                 8.2%++
Stewart R. Horejsi Trust No. 2+*           1,697,900++                 7.2%++
Susan L. Ciciora Trust+*                   1,359,800++                 5.8%++
John S. Horejsi Trust+*                          100++                 0.0004%++
Badlands Trust Company+*                   1,359,900++**               5.8%++**
T. Rowe Price Associates, Inc.***          1,316,500***                5.6%***

----------
+ These stockholders, along with their investment adviser, Stewart R. Horejsi, are considered by the Fund to be members of the Horejsi Group due to their affiliations and common objectives with regard to the Fund.

++ This information is based solely on Amendment #34 to a joint Schedule 13D filed May 5, 2003 by these entities along with Stewart R. Horejsi, reporting aggregate holdings of 9,343,500 shares or 39.6% of the Fund's outstanding shares by these entities as of April 30, 2003 and indicating that, because of the relationships between Mr. Horejsi and the entities, Mr. Horejsi may be deemed to share indirect beneficial ownership of such shares. Because some of the shares reported above may be deemed to be beneficially owned by more than one entity within the Horejsi Group, the aggregate number and percentage of shares owned are less than the sum total shown for each individual owner. No subsequent amendment to the joint
     Schedule 13D of the Horejsi Group had been received by the Fund through June 11, 2003.

* The address of each of these entities is c/o Badlands Trust Company, 614 Broadway, PO Box 801, Yankton, South Dakota 57078.

** According to the joint Schedule 13D of the Horejsi Group, Badlands Trust Company has shared voting and shared dispositive power over the shares held by the Susan L. Ciciora Trust and the John S. Horejsi Trust. Thus, Badlands Trust Company may be considered the indirect beneficial owner of such shares. All other shares reported in the table above are held directly with sole voting and dispositive power by the entity indicated.

*** This information is based solely on an initial Schedule 13G filed on January 30, 2003 reflecting holdings as of December 31, 2002 by T. Rowe Price Associates, Inc., which is located at 100 East Pratt Street, Baltimore, Maryland 21202.


     In addition, Directors and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding common stock as of June 11, 2003.


                             BACKGROUND INFORMATION

     In 2002, the Horejsi Group nominated two persons for election as Class I Directors at the Fund's annual meeting. As part of its due diligence on the Horejsi Group's candidates, the Committee reviewed the actions of the Horejsi Group with two other closed-end funds, Boulder Total Return Fund and Boulder Growth & Income Fund (the "Boulder Funds"). As with the Fund, the Horejsi Group bought a substantial stake in each Boulder Fund and then sought to have its nominees seated on their boards. In each case, once the Horejsi Group gained control, the respective investment advisers of these funds were replaced with one or more advisers affiliated with Stewart R. Horejsi and the Horejsi Group at higher advisory fee rates. The Horejsi Group and its board nominees also proposed and supported fundamental changes to each Boulder Fund's core investment objectives, strategies and policies, which were implemented following stockholder approval where required. After the Committee completed its due diligence, the Committee and the Board decided to nominate the incumbents, Messrs. Dorsey and La Blanc, for election as Directors at the Fund's 2002 meeting and to solicit proxies for these nominees. The Horejsi Group conducted its own proxy solicitation to elect its candidates to the Board. During the solicitation period, the Fund sent numerous letters to stockholders explaining the reasoning behind its support of the incumbent Directors and its opposition to the Horejsi Group candidates.

     At the 2002 meeting of stockholders, no candidate received the required vote of a majority of the Fund's outstanding shares, so no one was elected to the Board. Instead, in accordance with Maryland law, the incumbent Directors remained on the Board as "hold over" Directors until the next annual meeting. The Horejsi Group filed suit against the Fund in U.S. District Court to invalidate the Fund's By-law requiring the affirmative vote of a majority of the Fund's outstanding shares to elect a Director and to unseat the "hold over" Directors under Maryland law and the Investment Company Act of 1940. On appeal, the U.S. Court of Appeals for the Fourth Circuit found the Fund's election By-law and the tenure of the "hold over" Directors to be valid.

     In the early spring of 2003, the Horejsi Group provided the Fund with notice of its intention to nominate two persons to be elected as Class II Directors and two persons to be elected as Class I Directors (replacing the "hold over" Directors) of the Fund. The Horejsi Group also provided the Fund notice of its intention to solicit proxies for three proposals to amend the Fund's By-laws: (1) to change the election voting standard to a plurality of votes cast at a meeting; (2) to add a By-law requiring any "hold over" Directors to be less than 60 years old; and (3) to add a By-law requiring that the Fund hold a special meeting of stockholders to elect Directors to replace any "hold over" Directors resulting from a failed election within 60 days of the original meeting. The Horejsi Group then sued the Fund in U.S. District Court to invalidate the Fund's By-law requiring the affirmative vote of 80% of the Fund's outstanding shares to amend certain other By-laws, including the By-law requiring the election of Directors by a majority of the Fund's outstanding shares. Based upon legal precedent that had been decided after the Fund's

80% amendment By-law was instituted, the Fund consented to an order of the District Court invalidating the 80% amendment By-law. The District Court issued that order in April 2003, making the Fund's election of Directors By-law amendable by a majority of the votes cast at a meeting.

     During the spring of 2003, the Fund's Nominating Committee reviewed the qualifications and backgrounds of the Horejsi Group's candidates, which included in-person interviews with Susan Ciciora and Stephen Miller, the two candidates who were first nominated by the Group this year and who would be considered "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 ("1940 Act"), and telephonic interviews with the two candidates first nominated in 2002, Dean Jacobson and Joel Looney, who were interviewed by the Committee in-person last year and who would be independent Directors of the Fund. Once again, the Board reviewed the actions of the Horejsi Group towards the Boulder Funds, especially in light of the fact that all of the Group's candidates except Dr. Jacobson sit on the boards of these funds.

     In making its decisions, the Nominating Committee and the Board also reviewed the Horejsi Group's Schedule 13D filings with the Securities and Exchange Commission ("SEC"), which indicated no current plan or intention to change the Fund's investment adviser or its fundamental investment objective, policies or strategies. Moreover, the Board reviewed the protection currently provided in the Fund's Charter against changes to the Fund's investment program, including that the affirmative vote of 66 2/3% of the Fund's outstanding shares would be needed to (1) amend the Fund's investment objective or (2) change the Fund's policy of concentrating its investments in the financial services industry. In addition, the Board considered the recent statement by Mr. Horejsi to the Board on behalf of the Horejsi Group that "We have been pleased with Nick Adams management of the fund recently and have no present intentions of doing anything to change that." Finally, the Board considered the substantial legal and solicitation costs that the Fund had expended in 2002, the likelihood of significant additional expenses if it were to solicit proxies for the incumbents and the fact that an election in which no candidates were elected, as occurred in 2002, would leave the Fund with a majority of "hold over" Directors and significant uncertainty related to whether a court would order that the Fund be liquidated under Maryland corporate law.

     The Nominating Committee and the Board also noted that it was highly unlikely that the incumbents could or would be elected at the Meeting regardless of the vote required for election. Indeed, because the Horejsi Group almost certainly would control a majority of the shares present at the Meeting, it was almost inevitable that the Group's candidates would win the election. The Committee decided to recommend to the Board that it not nominate anyone on behalf of the Fund, but instead call the Meeting, prepare and file a Notice of Meeting and Information Statement and let the Horejsi Group prepare and file its own proxy statement and solicit proxies for its own nominees and proposals. The Board approved that recommendation.

     Messrs. Dorsey, La Blanc, Mooney and Whitehead intend to hold office until their successors are elected and qualify. As Richard Barr, the only Fund Director whose Board seat is not up for election in 2003, was proposed as a nominee by the Horejsi Group in 2001, if the Horejsi Group nominees are elected, all five Board seats would be held by persons proposed and supported by the Horejsi Group. There is no current litigation between the Fund and the Horejsi Group and none is anticipated. The Horejsi Group and the incumbent Directors have signed a mutual release of claims that is contingent upon the election of all of the Horejsi Group's nominees to the Board.

                      INFORMATION ON THE BOARD OF DIRECTORS

     The Board of Directors is divided into three classes with members of each class serving for a term of three years and until their successors are elected and qualified. The current Class II Directors, Messrs. Whitehead and Mooney, each have terms expiring in 2003. The terms of the current Class I Directors, Messrs. Dorsey and La Blanc, expired in 2002, but they have remained on the Board as "hold over" Directors because stockholders failed to elect any nominees at the 2002 annual meeting. As noted above, the Board has decided not to nominate any persons for election as Directors at this Meeting.

     The following tables set forth certain information regarding each of the current Directors of the Fund. Unless otherwise noted, each of the Directors has engaged in the principal occupation listed in the following table for five years or more.

                                                                                       NUMBER AND
                                                                                    DOLLAR RANGE OF
  NAME, AGE, POSITION WITH         PRINCIPAL OCCUPATION DURING THE PAST FIVE         FUND SHARES AS
   FUND, TENURE, ADDRESS*                YEARS AND OTHER DIRECTORSHIPS**            OF JUNE 11, 2003
----------------------------       --------------------------------------------     ----------------

CLASS II

CLAY T. WHITEHEAD (64)             President of National Exchange Inc. (new           2,000 shares
DIRECTOR SINCE 2000.               business development firm) (since May
                                   1983); Director or Trustee of 91 portfolios       $10,001-$50,000
                                   within the Prudential Fund Complex; and
                                   Director of The High Yield Plus Fund, Inc.


THOMAS T. MOONEY (61)***           Chief Executive Officer of The Rochester           3,000 shares
DIRECTOR SINCE 1986.               New York Business Alliance; Director or
ALSO CHAIRMAN OF THE BOARD         Trustee of 95 portfolios within the               $10,001-$50,000
AND PRESIDENT.                     Prudential Fund Complex; President of The
                                   High Yield Plus Fund, Inc.; Director of Blue
                                   Cross of Rochester, Executive Service
                                   Corps of Rochester and Rural/Metro
                                   Medical Services, Inc. (ambulance service);
                                   and former Rochester City Manager
                                   (during 1973).

                                                                                       NUMBER AND
                                                                                    DOLLAR RANGE OF
  NAME, AGE, POSITION WITH         PRINCIPAL OCCUPATION DURING THE PAST FIVE         FUND SHARES AS
   FUND, TENURE, ADDRESS*                YEARS AND OTHER DIRECTORSHIPS**            OF JUNE 11, 2003
----------------------------       --------------------------------------------     ----------------

CLASS I (TERM EXPIRED IN 2002--CURRENTLY SEATED AS "HOLD OVER" DIRECTORS)

EUGENE C. DORSEY (76)              Retired. Director of The High Yield Plus            633 shares
DIRECTOR SINCE 1996.               Fund, Inc.; formerly President, Chief
                                   Executive Officer and Trustee, Gannett              $1-$10,000
                                   Foundation (now Freedom Forum) (1981- 1989);
                                   former publisher of four Gannett newspapers
                                   and Vice President of Gannett Co., Inc.
                                   (publishing) (1978-1981); past Chairman,
                                   Independent Sector, Washington, D.C.
                                   (national coalition of philanthropic
                                   organizations) (1989-1992); former Chairman
                                   of the American Council for the Arts; and
                                   former Director, Advisory Board of Chase
                                   Manhattan Bank of Rochester.

ROBERT E. LA BLANC (69)            President of Robert E. La Blanc Associates,        2,000 shares
DIRECTOR SINCE 1999.               Inc. (information technologies consulting)
                                   (since 1981); Director or Trustee of 74           $10,001-$50,000
                                   portfolios within the Prudential Fund
                                   Complex; Director of The High Yield Plus
                                   Fund, Inc., Computer Associate
                                   International, Inc. (software), Storage
                                   Technology Corp. (computer equipment),
                                   Titan Corp. (electronics), and Chartered
                                   Semiconductor Manufacturing, Ltd.
                                   (semiconductors); Trustee of Manhattan
                                   College; formerly Vice Chairman of
                                   Continental Telecom, Inc. (1979-1981); and
                                   formerly General Partner at Salomon
                                   Brothers (1969-1979).

                                                                                       NUMBER AND
                                                                                    DOLLAR RANGE OF
  NAME, AGE, POSITION WITH         PRINCIPAL OCCUPATION DURING THE PAST FIVE         FUND SHARES AS
   FUND, TENURE, ADDRESS*                YEARS AND OTHER DIRECTORSHIPS**            OF JUNE 11, 2003
----------------------------       --------------------------------------------     ----------------

CLASS III (TERM EXPIRING IN 2004)

RICHARD I. BARR (65)               Retired. Director of Boulder Total Return           100 shares
DIRECTOR SINCE 2001.               Fund, Inc. (since 1999) and Boulder Growth
6831 East Solano Drive             & Income Fund, Inc. (since 2002); formerly          $1-$10,000
Phoenix, Arizona 85061             President and Director of Advantage Sales
                                   and Marketing (1997-1999); formerly
                                   President and Chief Executive Officer of CBS
                                   Marketing (1976-1997); former President,
                                   Arizona Food Brokers Association (1996);
                                   former Director, Association of Sales and
                                   Marketing Companies (formerly National Food
                                   Brokers Association) (1992-1998); former
                                   Director, St. Mary's Food Bank (1990- 1996),
                                   and currently advisory board member of
                                   Kansas University Business School and
                                   Arizona State University.

----------
* The address for each Director is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Messrs. Mooney, Whitehead and La Blanc oversee four other portfolios within the Fund's "Fund Complex," Mr. Dorsey oversees one other portfolio within the Fund's "Fund Complex" and Mr. Barr oversees no other portfolios within the Fund's "Fund Complex." The Fund's Fund Complex , as defined under SEC rules, consists of a group of investment companies and series of investment companies that are advised or sub-advised by Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser").

*** Indicates an "interested person" of the Fund, as defined in the 1940 Act. Mr. Mooney is deemed to be an "interested person" by reason of his service as an officer of the Fund.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors met eleven times during the Fund's fiscal year ended March 31, 2003, and each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he was a member during that year. The Board of Directors has an Audit Committee and a Nominating Committee.

     The Audit Committee acts pursuant to a written charter adopted by the Board of Directors and is responsible for assisting the Board to oversee the Fund's independent accountants, accounting policies and procedures and other areas relating to the Fund's accounting, auditing and internal controls. The Audit Committee currently consists of Messrs. Dorsey, La Blanc and Whitehead, all of whom are independent and financially literate, as defined in Section 303 of the listing standards of the New York Stock Exchange. The Board has also determined in accordance with Section 303 that at least one member of the Audit Committee possesses accounting or related financial management expertise. The Audit Committee met once during the fiscal year ended March 31, 2003. Each member of the Committee attended that meeting. In addition, the Committee met on May 28, 2003 to review the Fund's audited financial statements. All members of the Committee attended that meeting. Attached as Appendix A is a copy of the Audit Committee's Report with respect to the Fund's audited financial statements.

     The Nominating Committee's primary responsibility is to recommend nominees for election as Fund Director to the full Board of Directors. The Nominating Committee currently consists of Messrs. Dorsey, La Blanc and Whitehead. The Nominating Committee met twice during the fiscal year ended March 31, 2003. Messrs. Whitehead and La Blanc attended each of these meetings and Mr. Dorsey attended one of these meetings. The Committee will consider nominees recommended by stockholders if such proposed nominations are submitted to the Fund in writing. Formal nominations by stockholders must be made in accordance with the Fund's By-Laws.

     The Board of Directors does not have a standing compensation committee.


EXECUTIVE OFFICERS OF THE FUND

     The officers of the Fund are elected annually by the Board of Directors. The officers of the Fund, other than Mr. Mooney, who also serves as a Director, are:

    NAME, AGE, POSITION WITH                PRINCIPAL OCCUPATION DURING THE
      FUND, TENURE, ADDRESS                         PAST FIVE YEARS
-------------------------------         ----------------------------------------

ARTHUR J. BROWN (54)                    Partner, Kirkpatrick & Lockhart LLP (law
SECRETARY SINCE 1986.                   firm and counsel to the Fund).
1800 Massachusetts Avenue, NW
Washington, D.C. 20036

R. CHARLES MILLER (45)                  Partner, Kirkpatrick & Lockhart LLP.
ASSISTANT SECRETARY SINCE 1999.
1800 Massachusetts Avenue, NW
Washington, D.C. 20036

GRACE TORRES (43)                       Senior Vice President (since January
TREASURER SINCE 2002.                   2000) of Prudential Investments LLC;
Gateway Center Three                    formerly First Vice President of
100 Mulberry Street                     Prudential Investments LLC (December
Newark, New Jersey 07012                1996-January 2000) and First Vice
                                        President of Prudential Securities
                                        (March 1993-1999).

COMPENSATION OF DIRECTORS

     The Fund pays each Director an annual fee of $5,000, plus travel and other out-of-pocket expenses incurred by the Directors in attending Board meetings. Directors also receive $500 for each committee meeting they attend held on the same day as a Board meeting, $500 for each telephonic Board or committee meeting they attend and $1,000 for each in-person special Board or committee meeting they attend. Due to his additional duties as Chairman of the Board, Mr. Mooney receives an additional annual fee of $4,000 from the Fund. The table below includes certain information relating to the compensation of the Fund's Directors paid by the Fund for the fiscal year ended March 31, 2003, as well as information regarding compensation from the Fund's Fund Complex for the year ended December 31, 2002. Annual Board fees may be reviewed periodically and changed by the Fund's Board.

---------------------------------------------------------------------------------------
                                  COMPENSATION TABLE
---------------------------------------------------------------------------------------
                                          Pension or                        Total
                                          Retirement                     Compensation
                                           Benefits      Estimated         From the
                                          Accrued as       Annual          Fund and
                         Aggregate       Part of the      Benefits         the Fund
                        Compensation        Fund's          Upon         Complex Paid
Name of Director        From the Fund      Expenses      Retirement      to Directors
---------------------------------------------------------------------------------------
Richard I. Barr            $ 8,000            N/A            N/A         $ 8,000(1)**
---------------------------------------------------------------------------------------
Eugene C. Dorsey*          $10,000            N/A            N/A         $17,725(4)**
Robert E. La Blanc         $ 9,000            N/A            N/A         $17,312(5)**
Thomas T. Mooney           $ 9,500            N/A            N/A         $18,025(5)**
Clay T. Whitehead          $10,000            N/A            N/A         $18,425(5)**
---------------------------------------------------------------------------------------

----------
* All compensation from the Fund and Fund Complex for the calendar year ended December 31, 2002 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of $9,413 and $18,317, respectively.

** Parenthetical indicates number of funds (including the Fund) in the Fund Complex to which aggregate compensation relates.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's common stock and certain personnel of the Investment Adviser are required to report their transactions in the Fund's common stock to the SEC, the New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports that it has received, the Fund believes that, during its fiscal year ended March 31, 2003, all filing requirements applicable to its Directors and officers were satisfied, except as noted below. Grace C. Torres, the Fund's Treasurer, who was appointed as Treasurer of the Fund in 2002, filed a Form 3 (Initial Statement of Beneficial Ownership) reporting her appointment during the Fund's most recent fiscal year, but later than required under law.

     In addition, during prior fiscal years, the Investment Adviser did not file the following reports on a timely basis: Nicholas C. Adams (Partner and Portfolio Manager, Investment Adviser) did not file timely twelve Form 4 (Statement of Changes of Beneficial Ownership of Securities) reports involving twelve purchases or acquisitions of Fund shares between March 26, 1999 and December 29, 2000 and twenty-three sales of Fund shares between July 2, 2001 and March 22, 2002; Duncan M. McFarland (Managing Partner, Investment Adviser) filed two late Form 4 reports involving one purchase of Fund shares on June 28, 1999 and one sale of Fund shares on March 6, 2002; and

Laurie A. Gabriel (Managing Partner, Investment Adviser), John R. Ryan (Managing
Partner,   Investment  Adviser)  and  Wellington  Luxemburg  SCA  (affiliate  of
Investment Adviser) did not file Form 3 reports on a timely basis.


                INFORMATION ON THE FUND'S INDEPENDENT ACCOUNTANTS

     The Fund's financial statements for the fiscal year ended March 31, 2003 were audited by PricewaterhouseCoopers LLP ("PwC"). The Board of Directors of the Fund has selected PwC as the independent accountants for the Fund for the fiscal year ending March 31, 2004. PwC has been the Fund's independent accountants since February 18, 1997. PwC has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended March 31, 2003 and the review of the financial statements included in the Fund's annual report to stockholders were $26,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PwC billed no fees for professional services rendered to the Fund for information technology services relating to financial information systems design and implementation for the Fund's fiscal year ended March 31, 2003. Similarly, PwC billed no fees for professional services rendered to the Fund's Investment Adviser for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2002.

ALL OTHER FEES

     There were no fees billed by PwC for the fiscal year ended March 31, 2003 for other services provided to the Fund and approximately $836,000 in fees billed by PwC during the same period for other services provided to the Investment Adviser.

     The Fund's Audit Committee believes that the provision of services by PwC that are noted above is compatible with maintaining PwC's independence with respect to the Fund.


                                  OTHER MATTERS

     As summarized above, in addition to the election of Directors, the Ernest Horejsi Trust No. 1B, a member of the Horejsi Group, gave advance notice to the Fund of its intention to move the following proposal to amend the Fund's By-laws at the Meeting:

        Resolved, that Article III, Section 3 of the bylaws is hereby amended and restated in its entirety, with such action to be effective with respect to any election of directors at the meeting in which the Corporation's stockholders approve such repeal and thereafter.

            Section 3. Election. Directors shall be elected by vote of a plurality of all the votes cast at a meeting at which a quorum is present. This Section 3 of Article III shall be amended only by a vote of the Corporation's stockholders.

     The Horejsi Group initially gave the Fund advance notice that it would move three proposals to amend the Fund's By-laws at the Meeting. Subsequently, however, counsel to the Horejsi Group informally indicated to the

Fund that the Horejsi Group intended to solicit proxies for only one of the proposals, which is noted above. The Fund intends to allow the Horejsi Group to move this proposal for consideration at the Meeting. No other business is expected to come before the Meeting.


                       WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment-counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 2003, the Investment Adviser held discretionary investment authority over approximately $301 billion of assets. The Investment Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment-counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator, Prudential Investments LLC, which is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


                              STOCKHOLDER PROPOSALS

     The Fund's By-Laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's Proxy Statement for its previous year's annual meeting was first released to stockholders (or, in 2003 only, the date of the release of the Fund's Information Statement).. Accordingly, if a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 2004 and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077 by March 26, 2004. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Stockholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Stockholder nominations or proposals not received by March 26, 2004 will not be considered "timely" within the meaning of Rule 14a-4(c) of the 1934 Act.


                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares who should receive copies of this Information Statement and, if so, the number of copies of the Information Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                             By order of the Board of Directors,


                                             /s/ ARTHUR J. BROWN

                                             ARTHUR J. BROWN
                                               SECRETARY
     Dated: June 24, 2003

                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

                           FIRST FINANCIAL FUND, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors of First Financial Fund, Inc. (the "Fund") met on May 28, 2003 to review the Fund's audited financial statements for the fiscal year ended March 31, 2003. The Audit Committee operates pursuant to a Charter, which sets forth the roles of the Fund's management, independent accountants, the Board of Directors and the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, the Fund's management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund's annual audit with the Fund's independent accountants and recommending the initial and ongoing engagement of such accountants.

     In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund's management and its independent accountants, PricewaterhouseCoopers LLP ("PwC"). The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed the independence of PwC with PwC.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and PwC. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has
maintained   appropriate  accounting  and  financial  reporting  principles  and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not guarantee that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting principles or that PwC is in fact "independent."

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2003.

     This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.

Eugene C. Dorsey
Robert E. La Blanc
Clay T. Whitehead

May 28, 2003

==================================

FIRST FINANCIAL FUND, INC.

INFORMATION
STATEMENT




==================================

[FIRST FINANCIAL FUND, INC. LOGO]

==================================

NOTICE OF
ANNUAL MEETING
TO BE HELD ON
AUGUST 19, 2003
AND
INFORMATION STATEMENT